Liabilities in Respect of IIA Grants	12 Months Ended
Dec. 31, 2021
Disclosure of israeli innovation authority grants [Abstract]
Liabilities in Respect of IIA Grants

Note 14:        Liabilities in Respect of IIA Grants

	December 31
	2021	2020

Balance as of January 1,	7,528	6,935
Royalties	(342)	(235)
Amounts carried to Profit or Loss	919	828
Balance as of December 31,	8,105	7,528

Current maturities	(220)	(261)
Long term liabilities in respect of IIA grants	7,885	7,267

The Company is committed to pay royalties to the IIA up to the total grants received plus the applicable accrued interest. The total amount of grants received from IIA including accrued LIBOR interest, net of royalties as of December 31, 2021 is approximately $13,681, while the amortized cost of this liability as of that date is $ 8,105, using the interest method.